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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    JULY 23, 1999
                                                 -------------------------------

                                 QRS CORPORATION
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               (Exact name of registrant as specified in charter)

         DELAWARE                      0-21958               68-0102251
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

1400 MARINA WAY SOUTH, RICHMOND, CALIFORNIA                               94804
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (510) 215-5000
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)

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ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

     On July 23, 1999, QRS Corporation ("QRS") entered into a Stock Purchase Agreement (the "Agreement") with Retail Data Services, Inc., a Virginia corporation ("Retail Data"), pursuant to which QRS has agreed to acquire all of the issued and outstanding shares of Retail Data and its affiliate, RDS, Inc, a Virginia corporation. A copy of the Agreement is attached hereto as EXHIBIT 2.1 and incorporated herein by reference.

     The acquisition is to be effected through the issuance of 53,250 shares of QRS common stock and payment of $15,000,000 in exchange for all of the stock of Retail Data and RDS, Inc. outstanding immediately prior to the consummation of the transaction. As described in detail in the Agreement, additional consideration of up to $3 million may be payable if Retail Data reaches certain earning targets in 1999 and 2000. The amount of such consideration was determined based upon arm's-length negotiations between QRS and Retail Data. The purpose of the acquisition is to expand into the grocery retail market. The acquisition is intended to be accounted for as a purchase of assets.

     A copy of the press release announcing the acquisition of Retail Data is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          The financial statements required by part (a) of Item 7 relating to the acquired business referred to in Item 2 above are not currently available. The required financial statements will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than October 8, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required by part (b) of Item 7 for the acquisition transaction described in Item 2 above is not currently available. The required pro forma financial information will be filed in an amendment to this Report under cover of Form 8-K/A as soon as practicable, but not later than October 8, 1999, which is the first business day 60 days after the date that this Report on Form 8-K is required to be filed.

     (c)  EXHIBITS.   The following documents are filed as exhibits to this
                      report:

          2.1 Stock Purchase Agreement dated as of July 23, 1999 by and among QRS Corporation, Retail Data Services, Inc. and the sole stockholder of Retail Data Services, Inc.

          99.1        Press Release dated July 26, 1999.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        QRS CORPORATION

Date:  August 6, 1999                   \s\ Peter Papano
                                        ---------------------------------
                                        Peter Papano
                                        Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

Exhibit

  2.1     Stock Purchase Agreement dated as of July 23, 1999 by and among QRS
          Corporation, Retail Data Services, Inc. and the sole stockholder of Retail Data Services, Inc.

  99.1    Press Release dated July 26, 1999.

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